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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 15, 2002



                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



          FLORIDA                        1-8180                   59-2052286
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)



                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     See the Press Release dated November 15, 2002, filed as Exhibit 99.1 and incorporated herein by reference, announcing that TECO Energy has agreed to sell a new series of five-year notes to refinance an earlier series of notes in the principal amount of $200 million, which TECO will retire. The new notes, in an aggregate principal amount of $380 million, will contain certain covenants that become effective only in the event of certain ratings downgrades. The text of those covenants is filed as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1 Press Release dated November 15, 2002, announcing the sale of a new series of notes and the terms of those notes, including certain restrictive covenants.

     99.2 Text of covenants applicable to the new series of notes.


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2002             TECO ENERGY, INC.


                                    By: /s/ Gordon L. Gillette
                                        ----------------------------------------
                                        Gordon L. Gillette
                                        Senior Vice President--Finance and Chief
                                        Financial Officer


                             Form 8-K Signature Page
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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

 99.1 Press Release dated November 15, 2002, announcing the sale of a new series of notes and the terms of those notes, including certain restrictive covenants.

 99.2          Text of covenants applicable to the new series of notes.
